Exhibit 99.1

Post Holdings Narrows Fiscal Year 2019 Adjusted EBITDA Guidance Range

St. Louis, Missouri - June 24, 2019 - Post Holdings, Inc. (NYSE:POST) (the “Company” or “Post”) today provided an update to its previously issued non-GAAP Adjusted EBITDA guidance for fiscal year 2019. This release should be read in conjunction with the financial statements and management’s discussion and analysis included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), as well as the matters discussed under “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2018.

Post management has narrowed its fiscal year 2019 Adjusted EBITDA guidance to range between $1.205-$1.225 billion, from $1.20-$1.24 billion, which excludes the results of 8th Avenue Food & Provisions, Inc. (“8th Avenue”) and any contribution from the previously announced acquisition of the private label ready-to-eat cereal business of TreeHouse Foods (the “TreeHouse RTE cereal business”).

The Company provides Adjusted EBITDA guidance only on a non-GAAP basis and does not provide a reconciliation of its forward-looking Adjusted EBITDA non-GAAP guidance measure to the most directly comparable GAAP measure due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for gain on sale of business, non-cash mark-to-market adjustments and cash settlements on interest rate swaps, provision for legal settlement, transaction and integration costs, restructuring and plant closure costs, mark-to-market adjustments on commodity and foreign exchange hedges, assets held for sale and other charges reflected in the Company’s reconciliation of historical numbers, the amounts of which, based on historical experience, could be significant. For additional information regarding Post’s non-GAAP measures, see the related explanations presented under “Use of Non-GAAP Measure.”

Use of Non-GAAP Measure

The Company uses Adjusted EBITDA, a non-GAAP measure, in this release to supplement its financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP). Adjusted EBITDA is not prepared in accordance with U.S. GAAP, as it excludes certain items, and may not be comparable to similarly-titled measures of other companies.

Management uses certain non-GAAP measures, including Adjusted EBITDA, as key metrics in the evaluation of underlying Company and segment performance, in making financial, operating and planning decisions, and, in part, in the determination of cash bonuses for its executive officers and employees. Additionally, the Company is required to comply with certain covenants and limitations that are based on variations of EBITDA in the Company’s financing documents. Management believes the use of non-GAAP measures, including Adjusted EBITDA, provides increased transparency and assists investors in understanding the underlying operating performance of the Company and its segments and in the analysis of ongoing operating trends. Non-GAAP measures are not prepared in accordance with GAAP, as they exclude certain items, and may not be comparable to similarly titled measures of other companies.

Prospective Financial Information

Prospective financial information is necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the prospective financial information described above will not materialize or will vary significantly from actual results. For further discussion of some of the factors that may cause actual results to vary materially from the information provided above, see “Forward-Looking Statements” below. Accordingly, the prospective financial information provided above is only an estimate of what the Company’s management believes is realizable as of the date of this release. It also should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, the information should be viewed in context and undue reliance should not be placed upon it.

Forward-Looking Statements

The Adjusted EBITDA guidance for fiscal year 2019 is a forward-looking statement. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include, but are not limited to, the following:

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Post’s high leverage, Post’s ability to obtain additional financing (including both secured and unsecured debt) and Post’s ability to service its outstanding debt (including covenants that restrict the operation of its business);

•	Post’s ability to continue to compete in its product categories and Post’s ability to retain its market position and favorable perceptions of its brands;

•	Post’s ability to anticipate and respond to changes in consumer preferences and trends and introduce new products;

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the possibility that Post may not be able to consummate the initial public offering of its Active Nutrition business on the expected timeline or at all, that Post may not be able to create value in its Active Nutrition business through such transaction or that the pursuit of such transaction could be disruptive to Post and its Active Nutrition business;

•	the ability and timing to close the proposed acquisition of the TreeHouse RTE cereal business;

•	Post’s ability to identify, complete and integrate acquisitions and manage its growth;

•	Post’s ability to promptly and effectively realize the expected synergies of its acquisition of Bob Evans Farms (“Bob Evans”) within the expected timeframe or at all;

•	higher freight costs, significant volatility in the costs or availability of certain raw materials, commodities or packaging used to manufacture Post’s products or higher energy costs;

•	impairment in the carrying value of goodwill or other intangibles;

•	Post’s ability to successfully implement business strategies to reduce costs;

•	allegations that Post’s products cause injury or illness, product recalls and withdrawals and product liability claims and other litigation;

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legal and regulatory factors, such as compliance with existing laws and regulations and changes to and new laws and regulations affecting Post’s business, including current and future laws and regulations regarding food safety, advertising and labeling and animal feeding and housing operations;

•	the loss of, a significant reduction of purchases by or the bankruptcy of a major customer;

•	consolidations in the retail and foodservice distribution channels;

•	losses incurred in the appraisal proceedings brought in connection with Post’s acquisition of Bob Evans by former Bob Evans stockholders who demanded appraisal of their shares;

•	the ultimate impact litigation or other regulatory matters may have on Post;

•	disruptions or inefficiencies in the supply chain, including as a result of Post’s reliance on third party manufacturers for certain of its products;

•	changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond Post’s control;

•	Post’s ability to successfully collaborate with the private equity firm Thomas H. Lee Partners, L.P. (“THL”), whose affiliates invested with Post in 8th Avenue;

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costs associated with Bob Evans’s obligations in connection with the sale and separation of its restaurant business in April 2017, which occurred prior to Post’s acquisition of Bob Evans, including certain indemnification obligations under the restaurants sale agreement and Bob Evans’s payment and performance obligations as a guarantor for certain leases;

•	the ability of Post’s and Post’s customers’ private brand products to compete with nationally branded products;

•	Post’s ability to successfully operate its international operations in compliance with applicable laws and regulations;

•	changes in economic conditions, disruptions in the United States and global capital and credit markets, changes in interest rates and fluctuations in foreign currency exchange rates;

•	the impact of the United Kingdom’s exit from the European Union (commonly known as “Brexit”) on Post and its operations;

•	changes in estimates in critical accounting judgments;

•	loss of key employees, labor strikes, work stoppages or unionization efforts;

•	losses or increased funding and expenses related to Post’s qualified pension or other postretirement plans;

•	costs, business disruptions and reputational damage associated with information technology failures, cybersecurity incidents or information security breaches;

•	Post’s ability to protect its intellectual property and other assets;

•	significant differences in Post’s and 8th Avenue’s actual operating results from Post’s guidance regarding its and 8th Avenue’s future performance;

•	Post’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and

•	other risks and uncertainties described in Post’s filings with the SEC.

These forward-looking statements represent the Company’s judgment as of the date of this release. The Company disclaims, however, any intent or obligation to update these forward-looking statements.

About Post Holdings, Inc.

Post Holdings, Inc., headquartered in St. Louis, Missouri, is a consumer packaged goods holding company operating in the center-of-the-store, refrigerated, foodservice, food ingredient, and active nutrition food categories.

Contact:

Investor Relations

Jennifer Meyer

jennifer.meyer@postholdings.com

(314) 644-7665